Exhibit 10.24

VAXART, INC.
(Formerly Known as West Coast Biologicals, Inc.)

amended and restated
2007 EQUITY INCENTIVE PLAN

As Adopted on July 13, 2007

Amended on December 14, 2009

Amended on February 28, 2012

Amended and Restated on July 18, 2013

Amended on May 8, 2014

Amended on July 17, 2014

Amended on July 23, 2015

Amended on March 25, 2016

1.     PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2.     SHARES SUBJECT TO THE PLAN.

2.1     Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 12,276,285 Shares plus (a) any authorized shares not issued or subject to outstanding grants under the 2004 Equity Incentive Plan of West Coats Biologicals, Inc., a California corporation (the “Prior Plan”) on the Effective Date (as defined in Section 19 below); (b) shares that are subject to issuance upon exercise of an option granted under the Prior Plan outstanding as of the Effective Date but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the Prior Plan which are repurchased by the Company at the original issue price or forfeited or such lesser number of Shares as permitted under Section 260.140.45 of Title 10 of the California Code of Regulations, for a total maximum plan of 20,772,285 Shares.

Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2     Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3.     ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

In the event the Company grants an Award to any Participant, which such Award would constitute with respect to such Participant (taking into account all shares of Common Stock, Awards and other purchase rights held by such Participant) one percent (1%) or more of the Company’s then outstanding Common Stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised or converted), the Company shall, as a condition to such grant, cause such Participant to execute a counterpart signature page to that certain Amended and Restated Voting Agreement, by and among the Company and the parties identified therein, dated as of July 24, 2013 and as may be amended and restated from time to time (the “Voting Agreement”), as a “Key Stockholder” thereunder (as defined in the Voting Agreement), and such person shall thereby be bound by, and subject to all the terms and provisions of the Voting Agreement applicable to a Key Stockholder.

4.     ADMINISTRATION.

4.1     Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a)     construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)     prescribe, amend and rescind rules and regulations relating to this Plan;

(c)     approve persons to receive Awards;

(d)     determine the form and terms of Awards;

(e)     determine the number of Shares or other consideration subject to Awards;

(f)     determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(g)     grant waivers of any conditions of this Plan or any Award;

(h)     determine the terms of vesting, exercisability and payment of Awards;

(i)     correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j)     determine whether an Award has been earned;

(k)     make all other determinations necessary or advisable for the administration of this Plan; and

(l)     extend the vesting period beyond a Participant’s Termination Date.

4.2     Committee Discretion. Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5.     OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1     Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2     Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3     Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Shareholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, to the extent section 25102(o) of the California Corporations Code is intended to apply, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

5.4     Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5     Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6     Termination. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a)     If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

(b)     If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c)     If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7     Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8     Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9     Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10     No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 25,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6.     RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1     Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2     Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Shareholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

6.3     Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

7.     PAYMENT FOR SHARE PURCHASES.

7.1     Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)     by cancellation of indebtedness of the Company owed to the Participant;

(b)     by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)     by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

(d)     by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e)     with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(i)     through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(ii)     through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(f)     by any combination of the foregoing.

7.2     Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8.     WITHHOLDING TAXES.

8.1     Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2     Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9.     PRIVILEGES OF STOCK OWNERSHIP.

9.1     Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof. To the extent required, the Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2     Financial Statements. The Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance of Awards is limited to key employees whose services in connection with the Company assure them access to equivalent information.

10.     TRANSFERABILITY. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

11.     RESTRICTIONS ON SHARES.

11.1     Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2     Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time within the later of ninety (90) days after the Participant’s Termination Date and the date the Participant purchases Shares under the Plan at the Participant’s Exercise Price or Purchase Price, as the case may be, provided that to the extent Section 25102(o) of the California Corporations Code is intended to apply, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from: (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

12.     CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13.     ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s sharesd by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14.     EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15.     SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16.     NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

17.     CORPORATE TRANSACTIONS.

17.1     Assumption or Replacement of Awards by Successor or Acquiring Company. In the event of (i) a dissolution or liquidation of the Company, (ii) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Stockholder”, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder, or (iii) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s stockholders, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 17.1. For purposes of this Section 17.1, an “Acquiring Stockholder” means a stockholder or stockholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Corporation in such combination transaction. In the event such successor or acquiring corporation (if any) does not assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 17.1, then notwithstanding any other provision in this Plan to the contrary, at the discretion of the Committee, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

17.2     Acceleration of Vesting upon a Change of Control. Notwithstanding any other provision in this Plan, any outstanding Award will vest fully on a Change of Control of the Company. For the purpose of this Section 17.2, a “Change of Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a stockholder-approved sale, transfer or other disposition of all or substantially all of the Company’s assets in liquidation or dissolution of the Company; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; provided, that, in no event shall any private sale in a capital raising transaction or public offering of the Company’s securities be deemed to constitute a Change of Control.

17.3     Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

17.4     Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18.     ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial stockholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19.     TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20.     AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21.     NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

22.     DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (ii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Vaxart, Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)     If the Common Stock is at the time traded on the Nasdaq Global or Global Select Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers for that particular Stock Exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(b)     If the Common Stock is at the time listed on any other Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(c)     If the Common Stock is not at the time listed on any Stock Exchange, then the Fair Market Value shall be determined by the Plan Administrator through the reasonable application of a reasonable valuation method that takes into account the applicable valuation factors set forth in the Treasury Regulations issued under Section 409A of the Code; provided, however, that with respect to an Incentive Option, such Fair Market Value shall be determined in accordance with the standards of Section 422 of the Code and the applicable Treasury Regulations thereunder.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Vaxart, Inc. 2007 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock, pat value $0.00001 per share, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

Exhibit A to Notice of Stock Option Grant

VAXART, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

Vaxart, Inc. hereby grants to the Participant an option under the Plan to purchase the number of shares of the Company’s Common Stock indicated in the Notice of Stock Option Grant (the “Grant Notice”) at the exercise price indicated in the Grant Notice.

1.     Grant of Option. Vaxart, Inc., a Delaware corporation, (the “Company”) hereby grants to the Participant an option (this “Option”) to purchase up to the total number of shares of Common Stock, par value $0.00001, of the Company set forth in the Grant Notice (collectively, the “Shares”) at the Exercise Price Per Share set forth in the Grant Notice (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan. Capitalized terms not defined herein shall have the meanings ascribed to them in the Company’s 2007 Equity Incentive Plan, as may be amended from time to time (the “Plan”), or in the Grant Notice, as applicable. If designated as an Incentive Stock Option in the Grant Notice, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.     VESTING AND Exercise.

2.1     Vesting of Option. This Option will become vested and exercisable during its term as to portions of the Shares in accordance with the Vesting Schedule set forth in the Grant Notice. If application of the applicable vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month the Option shall become exercisable for the full remainder of the Shares. Shares that are vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Vested Shares.” Shares that are not vested pursuant to the Vesting Schedule set forth in the Grant Notice are “Unvested Shares.”

2.2     Exercise Period of Option. This Option will become exercisable during its term as to all Shares that are or become Vested Shares. In addition, if the Exercise Schedule contained in the Grant Notice indicates that “Early Exercise” of this Option is permitted, this Option may be exercised as to all or a portion of the Shares, including Unvested Shares, at any time prior to Participant’s Termination Date (any such exercise that includes Unvested Shares, an “Early Exercise”). If Participant elects to make an Early Exercise of this Option, the Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. A partial Early Exercise of this Option shall be deemed to cover first all Vested Shares and then the earliest vesting installment of Unvested Shares.

2.3     Expiration. The Option shall expire on the Option Expiration Date set forth in the Grant Notice or earlier as provided in Section 3 below or pursuant to Section 5.6 of the Plan.

3.     Termination.

3.1     Termination for Any Reason Except Death, Disability or Cause. If the Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable as to Vested Shares by the Participant on the Termination Date, may be exercised by the Participant no later than three (3) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice.

3.2     Termination Because of Death or Disability. If the Participant is Terminated because of death or Disability of the Participant (or the Participant dies within three (3) months of Termination when Termination is for any reason other than the Participant’s Disability or for Cause), the Option, to the extent that it is exercisable as to Vested Shares by the Participant on the Termination Date, may be exercised by the Participant (or the Participant’s legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Option Expiration Date set forth in the Grant Notice. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve (12) months after the Termination Date when the termination is for the Participant’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3     Termination for Cause. If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, only to the extent that such Options are exercisable as to Vested Shares on the Termination Date, upon the Termination Date and Participant’s Options, to the extent unexercised, shall expire on such Participant’s Termination Date or at such later time and on such conditions as are determined by the Committee in its sole discretion.

3.3     No Obligation to Employ. Nothing in the Plan or this Agreement shall confer on the Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate the Participant’s employment or other relationship at any time, with or without Cause.

4.     Manner of Exercise.

4.1     Stock Option Exercise Agreement. To exercise this Option, the Participant (or in the case of exercise after the Participant’s death or incapacity, the Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Notice of Exercise and Stock Option Exercise Agreement in the form attached hereto as Annex A, or in such other form as may be approved by the Committee from time to time (the together, the “Exercise Agreement”), which shall set forth, inter alia, (i) the Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding the Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant.

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4.2     Limitations on Exercise. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4.3     Payment. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a)     by cancellation of indebtedness of the Company to the Participant;

(b)     by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by the Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by the Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)     by waiver of compensation due or accrued to the Participant for services rendered;

(d)     provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

(e)     any other form of consideration approved by the Committee; or

(f)     by any combination of the foregoing.

4.4     Tax Withholding. Prior to the issuance of the Shares upon exercise of the Option, the Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, the Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

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4.5     Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of the Participant, the Participant’s authorized assignee, or the Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.     Notice of Disqualifying Disposition of ISO Shares. If the Option is an ISO, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to the Participant upon exercise of the Option, the Participant shall immediately notify the Company in writing of such disposition. The Participant agrees that the Participant may be subject to income tax withholding by the Company on the compensation income recognized by the Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to the Participant.

6.     Compliance with Laws and Regulations. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and the Participant with all applicable requirements of U.S. federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. The Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

7.     Nontransferability of Option. The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may be exercised during the lifetime of the Participant only by the Participant or in the event of the Participant’s incapacity, by the Participant’s legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of the Participant.

8.     Company’s Repurchase Option for Unvested Shares. The Company, or its assignee, shall have the option to repurchase Participant’s Unvested Shares (as defined in Section 2.1 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the “Repurchase Option”) if Participant is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation Participant’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of Vested shares which remain unexercised.

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9.     Company’s Right of First Refusal. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

10.     Tax Consequences. Set forth below is a brief summary as of the Effective Date of the Plan of some of the U.S. federal and applicable state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

10.1     Exercise of ISO. If the Option qualifies as an ISO, there will be no regular U.S. federal or applicable state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

10.2     Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be regular U.S. federal and applicable state income tax liability upon the exercise of the Option. The Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Participant is a current or former employee of the Company, the Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

10.3     Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a)     Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant set forth in the Grant Notice, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal and applicable state income tax purposes. If Shares purchased under an ISO are disposed of within either of the applicable one (1) year or two (2) year holding periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

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(b)     Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

(c)     Withholding. The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

10.4     Section 83(b) Election for Unvested Shares Purchased by Early Exercise. With respect to Unvested Shares which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

11.     Privileges of Stock Ownership. The Participant shall not have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.

12.     Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by the Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant.

13.     Entire Agreement. The Plan is incorporated herein by reference. This Stock Option Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

14.     Notices. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Participant shall be in writing and addressed to the Participant at the last address provided by the Participant to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) one (1) business day after deposit with any return receipt express courier (prepaid).

15.     Successors and Assigns. The Company may assign any of its rights under this Agreement, including its rights to purchase Shares under the Right of First Refusal and Repurchase Option. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Stock Option Agreement shall be binding upon the Participant and the Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

16.     Governing Law. This Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Stock Option Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

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ANNEX A

FORM OF Notice of exercise (with attached form of STOCK OPTION EXERCISE AGREEMENT)

VAXART, INC.

NOTICE OF EXERCISE

Vaxart, Inc.

395 Oyster Point Blvd., Suite 405

South San Francisco, CA 94080

Ladies and Gentlemen:

1.     Option. The person named below (the “Purchaser”) was granted an option (the “Option”) to purchase shares of Common Stock of Vaxart, Inc., a Delaware corporation (the “Company”) pursuant to the Company’s 2007 Equity Incentive Plan, as amended (the “Plan”), by Notice of Stock Option Grant (the “Grant Notice”) and the Stock Option Agreement (the “Stock Option Agreement”) attached thereto, as described below.

Purchaser’s Name:

Date of Option Grant:

Number of Shares Initially Subject to Option:

Exercise Price per Share:	$

Type of Option:                                  ☐ Incentive                             ☐ Nonqualified

2.     Exercise of Option. I hereby elect to exercise the Option to purchase the following number of Shares, as authorized by the Grant Notice and the Stock Option Agreement:

Total Shares Purchased:

Total Exercise Price:	$

(Total Shares Purchase multiplied by the Exercise Price per Share)

3.     Payment. I enclose payment in full of the total exercise price for the Shares in the following form(s), as authorized by my Stock Option Agreement:

☐ Cash (by check, with a copy attached hereto as Attachment 3):	$

☐ Cancellation of indebtedness of the Company owed to me:	$

☐ Tender of ___________ fully paid, nonassessable and vested shares of Company Common Stock (such shares must meet the eligibility requirements set forth in Section 4.3(b) of the Option Agreement):	$

☐ Waiver of compensation due or accrued for services:	$

4.     Optionee Information.

My address is:

My Social Security Number is:

5.     Title to Shares. The exact spelling of the name(s) under which I will take title to the Shares is:

I desire to take title to the Shares as follows:

☐	Individual, as separate property

☐	Husband and wife, as community property

☐	Joint Tenants

☐	Other; please specify:

To assign the Shares to a trust, a stock transfer agreement in the form provided by the Company (the “Stock Transfer Agreement”) must be completed and executed.

6.     Exhibits. I hereby acknowledge that (i) I (and my spouse, if any) have executed two (2) copies of a blank Stock Power and Assignment Separate from Stock Certificate in the form attached as Attachment 1 hereto (the “Stock Powers”); and (ii) if I am married, my spouse has executed a Consent of Spouse in the form attached as Attachment 2 hereto (the “Spouse Consent”), all of which are delivered herewith to the Company.

I acknowledge and agree that it is my sole responsibility, if I so desire, to prepare and file the election under Section 83(b) of the Code in connection with any exercise of the Option for Unvested Shares and as discussed in Section 10.4 of the Stock Option Agreement. A form of Election Under Section 83(b) of the Internal Revenue Code is attached hereto as Attachment 4.

I acknowledge and agree that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Plan and the Stock Option Exercise Agreement attached hereto as Exhibit A, including the Right of Repurchase and Right of First Refusal set forth therein. The Plan and the Stock Option Exercise Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Exercise Agreement, as applicable. I acknowledge receipt of a copy of the Plan and the Stock Option Exercise Agreement, represent that I have carefully read and am familiar with their provisions, and hereby accept the Shares subject to all of their terms and conditions. I acknowledge that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that I should consult a tax adviser prior to such exercise or disposition.

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This Notice of Exercise and the Stock Option Exercise Agreement shall be effective as of the later date on which this Notice is executed by the Company and the Purchaser.

Very truly yours,

(signature)

Name:

Date:

Receipt of the above is hereby acknowledged.

Vaxart, Inc.

By:

Name:

Title:

Dated:

Attachments:

Attachment 1 – Stock Power and Assignment Separate from Stock Certificate

Attachment 2 – Spousal Consent

Attachment 3 – Copy of Purchaser’s check (if applicable)

Attachment 4 – Section 83(b) Election

Exhibit A – Stock Option Exercise Agreement

3

ATTACHMENT 1

STOCK POWER AND ASSIGNMENT
SEPARATE FROM STOCK CERTIFICATE

Stock Power And Assignment
Separate From Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement dated as of _______________, _____, (the “Agreement”), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock, $0.00001 par value per share, of Vaxart, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:
PURCHASER

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Purchaser: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares pursuant to its “Right of First Refusal” and, if applicable, its “Repurchase Option” set forth in the Agreement without requiring additional signatures on the part of the Purchaser or Purchaser’s Spouse.

ATTACHMENT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of ______________________________ (the “Purchaser”) has read, understands, and hereby approves the Notice of Exercise (the “Exercise Notice”) and the Stock Option Exercise Agreement between Purchaser and the Company (the “Exercise Agreement”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Exercise Notice and the Agreement, the undersigned hereby agrees to be irrevocably bound by the Exercise Notice and the Exercise Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Exercise Notice and the Exercise Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Exercise Notice and the Agreement.

Dated:
Print Name of Purchaser’s Spouse

Signature of Purchaser’s Spouse

Address:

Check this box if you do not have a spouse. ☐

ATTACHMENT 3

COPY OF PURCHASER’S CHECK

ATTACHMENT 4

Section 83(b) Election

ELECTION UNDER SECTION 83(b) OF THE INTERNAL REVENUE CODE

The undersigned Taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include the excess, if any, of the fair market value of the property described below at the time of transfer over the amount paid for such property, as compensation for services in the calculation of: (1) regular gross income; (2) alternative minimum taxable income or (3) disqualifying disposition gross income, as the case may be.

1.	TAXPAYER’S NAME:

TAXPAYER’S ADDRESS:

SOCIAL SECURITY NUMBER:

2.

The property with respect to which the election is made is described as follows: _____________ shares of Common Stock of Vaxart, Inc., a Delaware corporation (the “Company”) which were transferred upon exercise of an option granted to Taxpayer by the Company, which is Taxpayer’s employer or the corporation for whom the Taxpayer performs services.

3.	The date on which the shares were transferred pursuant to the exercise of the option was ____________________, _____ and this election is made for calendar year _____.

4.

The shares received upon exercise of the option are subject to the following restrictions: The Company may repurchase all or a portion of the shares at the Taxpayer’s original purchase price under certain conditions at the time of Taxpayer’s termination of employment or services.

5.	The fair market value of the shares (without regard to restrictions other than restrictions which by their terms will never lapse) was $_____ per share at the time of exercise of the option.

6.	The amount paid for such shares upon exercise of the option was $_____ per share.

7.	The Taxpayer has submitted a copy of this statement to the Company.

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE TAXPAYER FILES ANNUAL INCOME TAX RETURNS, WITHIN 30 DAYS AFTER THE DATE OF TRANSFER OF THE SHARES, AND MUST ALSO BE FILED WITH THE TAXPAYER’S INCOME TAX RETURNS FOR THE CALENDAR YEAR. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:
Taxpayer’s Signature

VAXART, INC.

NOTICE OF STOCK OPTION GRANT

You (the “Participant”) are hereby granted an option (the “Option”) to purchase shares of Common Stock (the “Shares”) of Vaxart, Inc., a Delaware corporation (the “Company”) pursuant to the Company’s 2007 Equity Incentive Plan, as may be amended from time to time (the “Plan”), as described below.

Participant:	‹‹Optionee››

Number of Shares:	‹‹NoofShares››

Exercise Price Per Share:	‹‹ExercisePrice››

Date of Grant:	‹‹GrantDate››

Vesting Commencement Date:	‹‹VestingCommenceDate››

Option Expiration Date:	The date ten (10) years after the Date of Grant, with earlier expiration in the event of termination of service as provided in Section 3 of the Stock Option Agreement.

Classification of Optionee:	☒ Exempt	☐ Non-Exempt (Check one).

Tax Status of Option:	☒ Incentive	☐ Nonqualified (Check one).
(The Option is a nonqualified stock option if neither box is checked).

Exercise Schedule:	☒ Same as Vesting Schedule	☐ Early Exercise Permitted

Vesting Schedule: Provided you continue to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested as to portions of the Shares as follows:

(a)	1/4th of the total number of shares subject to the Option shall vest on the day preceding the 12-month anniversary of the Vesting Commencement Date;

(b)	1/48th of the total number of shares subject to the Option shall vest on the day preceding each monthly anniversary of the Vesting Commencement Date thereafter.

Additional Terms: ☐    If this boxed is checked, the additional terms and conditions set forth on Attachment 1 hereto (which must be executed by the Company and the Participant) are applicable and are incorporated herein by reference. (No document need be attached as Attachment 1 if the box is not checked.)

By their signatures below, the Company and the Participant agree that the Option is granted under and governed by this Notice of Stock Option Grant and by the provisions of the Plan and the Stock Option Agreement attached hereto as Exhibit A. The Plan and the Stock Option Agreement are incorporated herein by reference. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or in the Stock Option Agreement, as applicable. The Participant acknowledges receipt of a copy of the Plan and the Stock Option Agreement, represents that the Participant has carefully read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. The Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

Vaxart, Inc.		Participant

By:
Signature
Name:	Wouter Latour, MD
Name: (Please Print): ‹‹Optionee››
Its:	CEO

Attachments:	Exhibit A -- Stock Option Agreement (with Notice of Exercise and Stock Option Exercise Agreement attached thereto)

Attachment 1 to Notice of Stock Option Grant

Vaxart, Inc.

Additional Terms and Conditions to Option

Participant:	‹‹Optionee››

Number of Shares:	‹‹NoofShares››

Date of Grant:	‹‹GrantDate››

The following terms and conditions apply to the Option described above and granted pursuant to the Notice of Stock Option Grant to which this Attachment 1 is attached:

The Option will vest fully on a Change of Control of the Company. A “Change of Control” shall mean a change in ownership or control of the Company effected through any of the following transactions: (i) a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor company are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction; (ii) a stockholder – approved sale, transfer or other disposition of all or substantially all of the Company’s assets in liquidation or dissolution of the Company; or (iii) the acquisition, directly or indirectly by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company), of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders; provided, that, in no event shall any private sale in a capital raising transaction or public offering of the Company’s securities be deemed to constitute a Change of Control.

By their signatures below, the Company and the Participant agree that the Notice of Stock Option Grant and the Stock Option Agreement are only modified or supplemented hereby to the extent expressly provided for above.

Vaxart, Inc.		Participant

By:
Signature
Name:	Wouter Latour, MD	Name: (Please Print): ‹‹Optionee››

Its:	CEO

Exhibit A to Notice of Exercise

VAXART, INC.

2007 EQUITY INCENTIVE PLAN

STOCK OPTION EXERCISE AGREEMENT

1.     Exercise of Option.

1.1     Exercise. Pursuant to exercise of that certain option (the “Option”) granted to the Purchaser (the “Purchaser”) named on the Notice of Exercise (the “Exercise Notice”) to which this Stock Option Exercise Agreement is attached, under the 2007 Equity Incentive Plan as may be amended from time to time (the “Plan”), of Vaxart, Inc., a Delaware corporation (the “Company”), and subject to the terms and conditions of the Exercise Notice and this Stock Option Exercise Agreement (the “Exercise Agreement”), the Purchaser hereby purchases from the Company, and the Company hereby sells to the Purchaser, the Total Shares Purchased set forth in the Exercise Notice (the “Shares”) of the Company’s Common Stock, $0.0001 par value per share, at the Exercise Price per Share set forth in the Exercise Notice (the “Exercise Price”). As used in this Exercise Agreement, the term “Shares” refers to the Shares purchased under the Exercise Notice and this Exercise Agreement and includes all securities received (i) in replacement of the Shares, (ii) as a result of stock dividends or stock splits with respect to the Shares, and (iii) all securities received in replacement of the Shares in a merger, recapitalization, reorganization or similar corporate transaction. Capitalized terms not defined herein shall have the meanings ascribed to them in the Plan or the Exercise Notice.

1.2     Payment. The Purchaser hereby delivers payment of the Exercise Price as set forth in the Exercise Notice.

2.     Delivery.

2.1     Deliveries by Purchaser. The Purchaser hereby delivers to the Company (i) the Exercise Notice, (ii) the Stock Powers, (iii) if applicable, the Spouse Consent, and (iv) the Exercise Price and payment or other provision for any applicable tax obligations as specified in the Exercise Notice.

2.2     Deliveries by the Company. Upon its receipt of the Exercise Price, payment or other provision for any applicable tax obligations and all the documents to be executed and delivered by the Purchaser to the Company under Section 2.1 above, the Company will issue a duly executed stock certificate evidencing the Shares in the name of the Purchaser to be placed in escrow as provided in Section 11 until expiration or termination of the Company’s Right of Repurchase and Right of First Refusal described in Sections 8, 9 and 11, hereof.

3.     Representations and Warranties of Purchaser. The Purchaser represents and warrants to the Company that:

3.1     Agrees to Terms of the Plan. The Purchaser has received a copy of the Plan, the Grant Notice and the Stock Option Agreement, has read and understands the terms of the Plan, the Grant Notice, the Stock Option Agreement, the Exercise Notice and this Exercise Agreement, and agrees to be bound by their terms and conditions. The Purchaser acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares, and that the Purchaser should consult a tax adviser prior to such exercise or disposition.

3.2     Purchase for Own Account for Investment. The Purchaser is purchasing the Shares for the Purchaser’s own account for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act. The Purchaser has no present intention of selling or otherwise disposing of all or any portion of the Shares and no one other than the Purchaser has any beneficial ownership of any of the Shares.

3.3     Access to Information. The Purchaser has had access to all information regarding the Company and its present and prospective business, assets, liabilities and financial condition that the Purchaser reasonably considers important in making the decision to purchase the Shares, and the Purchaser has had ample opportunity to ask questions of the Company’s representatives concerning such matters and this investment.

3.4     Understanding of Risks. The Purchaser is fully aware of: (i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares and the restrictions on transferability of the Shares (e.g., that the Purchaser may not be able to sell or dispose of the Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Shares. The Purchaser is capable of evaluating the merits and risks of this investment, has the ability to protect his or her own interests in this transaction and is financially capable of bearing a total loss of this investment.

3.5     No General Solicitation. At no time was the Purchaser presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Shares.

4.     Compliance with Securities Laws.

4.1     Compliance with U.S. Federal Securities Laws. The Purchaser understands and acknowledges that the Shares have not been registered with the SEC under the Securities Act and that, notwithstanding any other provision of the Grant Notice and/or Stock Option Agreement to the contrary, the exercise of any rights to purchase any Shares is expressly conditioned upon compliance with the Securities Act and all applicable state securities laws. The Purchaser agrees to cooperate with the Company to ensure compliance with such laws.

4.2     Compliance with Applicable State Securities Laws. ANY PROVISION OF THIS EXERCISE AGREEMENT THAT IS INCONSISTENT WITH APPLICABLE STATE SECURITIES REGULATIONS SHALL, WITHOUT FURTHER ACT OR AMENDMENT BY THE COMPANY OR THE BOARD, BE REFORMED TO COMPLY WITH THE REQUIREMENTS OF SUCH REGULATIONS. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS EXERCISE AGREEMENT, IF NOT YET QUALIFIED WITH ANY APPLICABLE STATE AGENCY AND NOT EXEMPT FROM SUCH QUALIFICATION, IS SUBJECT TO SUCH QUALIFICATION, AND THE ISSUANCE OF SUCH SECURITIES, AND THE RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, IS UNLAWFUL UNLESS THE SALE IS EXEMPT. THE RIGHTS OF THE PARTIES TO THIS EXERCISE AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

5.     Restricted Securities.

5.1     No Transfer Unless Registered or Exempt. The Purchaser understands that the Purchaser may not transfer any Shares unless such Shares are registered under the Securities Act or qualified under applicable state securities laws or unless, in the opinion of counsel to the Company, exemptions from such registration and qualification requirements are available. The Purchaser understands that only the Company may file a registration statement with the SEC and that the Company is under no obligation to do so with respect to the Shares. The Purchaser has also been advised that exemptions from registration and qualification may not be available or may not permit the Purchaser to transfer all or any of the Shares in the amounts or at the times proposed by the Purchaser.

5.2     SEC Rule 144. In addition, the Purchaser has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, is not presently available with respect to the Shares and, in any event, requires that the Shares be held for a minimum of one (1) year, and in certain cases two (2) years, after they have been purchased and paid for (within the meaning of Rule 144). The Purchaser understands that Rule 144 may indefinitely restrict transfer of the Shares so long as the Purchaser remains an “affiliate” of the Company or if “current public information” about the Company (as defined in Rule 144) is not publicly available.

5.3     SEC Rule 701. The Shares are issued pursuant to SEC Rule 701 promulgated under the Securities Act and may become freely tradable by non-affiliates (under limited conditions regarding the method of sale) ninety (90) days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC, subject to the lengthier market standoff agreement contained in Section 7 of this Exercise Agreement or any other agreement entered into by the Purchaser. Affiliates must comply with the provisions (other than the holding period requirements) of Rule 144.

6.     Restrictions on Transfers.

6.1     Disposition of Shares. The Purchaser hereby agrees that the Purchaser shall make no disposition of the Shares (other than as permitted by this Exercise Agreement) unless and until:

(a)     The Purchaser shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)     The Purchaser shall have complied with all requirements of this Exercise Agreement applicable to the disposition of the Shares;

(c)     The Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken; and

(d)     The Purchaser shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares pursuant to the provisions of the Regulations referred to in Section 4.2 hereof.

6.2     Restriction on Transfer. The Purchaser shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Shares that are subject to the Company’s Right of First Refusal described below, except as permitted by this Exercise Agreement.

6.3     Transferee Obligations. Each person (other than the Company) to whom the Shares are transferred by means of one of the permitted transfers specified in this Exercise Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Exercise Agreement and that the transferred Shares are subject to (i) the Company’s Right of Repurchase and Right of First Refusal granted hereunder and (ii) the market stand-off provisions of Section 7 hereof, to the same extent such Shares would be so subject if retained by the Purchaser.

7.     Market Standoff Agreement. The Purchaser agrees in connection with any registration of the Company’s securities that, upon the request of the Company or the underwriters managing any public offering of the Company’s securities, the Purchaser will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. The Purchaser further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

8.     COMPANY’S REPURCHASE OPTION FOR UNVESTED SHARES. The Company, or its assignee, shall have the option to repurchase all or a portion of the Shares that are Unvested Shares (as defined in the Stock Option Agreement) on the terms and conditions set forth in this Section (the “Repurchase Option”) if Purchaser is Terminated (as defined in the Plan) for any reason, or no reason, including without limitation, Purchaser’s death, Disability (as defined in the Plan), voluntary resignation or termination by the Company with or without Cause.

8.1     Termination and Termination Date. In case of any dispute as to whether Purchaser is Terminated, the Committee shall have discretion to determine whether Purchaser has been Terminated and the effective date of such Termination (the “Termination Date”).

8.2     Exercise of Repurchase Option. At any time within ninety (90) days after the Purchaser’s Termination Date (or, in the case of securities issued upon exercise of an Option after the Purchaser’s Termination Date, within ninety (90) days after the date of such exercise), the Company, or its assignee, may elect to repurchase any or all the Shares that are Unvested Shares by giving Purchaser written notice of exercise of the Repurchase Option.

8.3     Calculation of Repurchase Price for Unvested Shares. The Company or its assignee shall have the option to repurchase from Purchaser (or from Purchaser’s personal representative as the case may be) the Unvested Shares at the Purchaser’s Exercise Price, proportionately adjusted for any stock split or similar change in the capital structure of the Company as set forth in Section 2.2 of the Plan (the “Repurchase Price”).

8.4     Payment of Repurchase Price. The Repurchase Price shall be payable, at the option of the Company or its assignee, by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by Purchaser to the Company or such assignee, or by any combination thereof. The Repurchase Price shall be paid without interest within the term of the Repurchase Option as described in Section 8.2.

8.5     Right of Termination Unaffected. Nothing in this Exercise Agreement shall be construed to limit or otherwise affect in any manner whatsoever the right or power of the Company (or any Parent or Subsidiary of the Company) to terminate Purchaser’s employment or other relationship with Company (or the Parent or Subsidiary of the Company) at any time, for any reason or no reason, with or without Cause.

9.     Company’s Right of First Refusal. Unvested Shares may not be sold or otherwise transferred by the Purchaser with the Company’s prior written consent. Before any Vested Shares held by the Purchaser or any transferee of such Vested Shares (either sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including, without limitation, a transfer by gift or operation of law), the Company and/or its assignee(s) will have a right of first refusal to purchase the Vested Shares to be sold or transferred (the “Offered Shares”) on the terms and conditions set forth in this Section (the “Right of First Refusal”).

9.1     Notice of Proposed Transfer. The Holder of the Offered Shares will deliver to the Company a written notice (the “Notice of Transfer”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer the Offered Shares; (ii) the name and address of each proposed purchaser or other transferee (the “Proposed Transferee”); (iii) the number of Offered Shares to be transferred to each Proposed Transferee; (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Offered Shares (the “Offered Price”); and (v) that the Holder acknowledges this Notice of Transfer is an offer to sell the Offered Shares to the Company and/or its assignee(s) pursuant to the Company’s Right of First Refusal at the Offered Price as provided for in this Exercise Agreement.

9.2     Exercise of Right of First Refusal. At any time within thirty (30) days after the date of the Notice of Transfer, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all (or, with the consent of the Holder, less than all) the Offered Shares proposed to be transferred to any one or more of the Proposed Transferees named in the Notice of Transfer, at the purchase price, determined as specified below.

9.3     Purchase Price. The purchase price for the Offered Shares purchased under this Section will be the Offered Price, provided that if the Offered Price consists of no legal consideration (as, for example, in the case of a transfer by gift) the purchase price will be the fair market value of the Offered Shares as determined in good faith by the Company’s Board of Directors. If the Offered Price includes consideration other than cash, then the value of the non-cash consideration, as determined in good faith by the Company’s Board of Directors, will conclusively be deemed to be the cash equivalent value of such non-cash consideration.

9.4     Payment. Payment of the purchase price for the Offered Shares will be payable, at the option of the Company and/or its assignee(s) (as applicable), by check or by cancellation of all or a portion of any outstanding purchase money indebtedness owed by the Holder to the Company (or to such assignee, in the case of a purchase of Offered Shares by such assignee) or by any combination thereof. The purchase price will be paid without interest within sixty (60) days after the Company’s receipt of the Notice of Transfer, or, at the option of the Company and/or its assignee(s), in the manner and at the time(s) set forth in the Notice of Transfer.

9.5     Holder’s Right to Transfer. If all of the Offered Shares proposed in the Notice of Transfer to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Offered Shares to each Proposed Transferee at the Offered Price or at a higher price, provided that (i) such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice of Transfer, (ii) any such sale or other transfer is effected in compliance with all applicable securities laws, and (iii) each Proposed Transferee agrees in writing that the provisions of this Section will continue to apply to the Offered Shares in the hands of such Proposed Transferee. If the Offered Shares described in the Notice of Transfer are not transferred to each Proposed Transferee within such one hundred twenty (120) day period, then a new Notice of Transfer must be given to the Company pursuant to which the Company will again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

9.6     Exempt Transfers. Notwithstanding anything to the contrary in this Section, the following transfers of Vested Shares will be exempt from the Right of First Refusal: (i) the transfer of any or all of the Vested Shares during the Purchaser’s lifetime by gift or on the Purchaser’s death by will or intestacy to the Purchaser’s “Immediate Family” (as defined below) or to a trust for the benefit of the Purchaser or the Purchaser’s Immediate Family, provided that each transferee or other recipient agrees in a writing satisfactory to the Company that the provisions of this Agreement will continue to apply to the transferred Vested Shares in the hands of such transferee or other recipient; (ii) any transfer or conversion of Vested Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations (except that the Right of First Refusal will continue to apply thereafter to such Vested Shares, in which case the surviving corporation of such merger or consolidation shall succeed to the rights of the Company under this Section unless (i)  the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended; or (ii) the agreement of merger or consolidation expressly otherwise provides); or (iii) any transfer of Vested Shares pursuant to the winding up and dissolution of the Company. As used herein, the term “Immediate Family” will mean the Purchaser’s spouse, the lineal descendant or antecedent, father, mother, brother or sister, child, adopted child, grandchild or adopted grandchild of the Purchaser or the Purchaser’s spouse, or the spouse of any of the above.

9.7     Termination of Right of First Refusal. The Right of First Refusal will terminate as to all Shares (i) on the effective date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the SEC under the 1933 Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) on any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Securities Exchange Act of 1934, as amended.

9.8     Encumbrances on Vested Shares. The Purchaser may grant a lien or security interest in, or pledge, hypothecate or encumber Vested Shares only if each party to whom such lien or security interest is granted, or to whom such pledge, hypothecation or other encumbrance is made, agrees in a writing satisfactory to the Company that: (i) such lien, security interest, pledge, hypothecation or encumbrance will not apply to such Vested Shares after they are acquired by the Company and/or its assignees under this Section; and (ii) the provisions of this Agreement will continue to apply to such Vested Shares in the hands of such party and any transferee of such party. The Purchaser may not grant a lien or security interest in, or pledge, hypothecate or encumber, any Unvested Shares.

10.     Rights as a STOCKholder. Subject to the terms and conditions of this Exercise Agreement, the Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that Shares are issued to the Purchaser until such time as the Purchaser disposes of the Shares or the Company and/or its assignee(s) exercise(s) the Right of Repurchase or Right of First Refusal. Upon an exercise of the Right of Repurchase or Right of First Refusal, the Purchaser will have no further rights as a holder of the Shares so purchased upon such exercise, other than the right to receive payment for the Shares so purchased in accordance with the provisions of this Exercise Agreement, and the Purchaser will promptly surrender the stock certificate(s) evidencing the Shares so purchased to the Company for transfer or cancellation.

11.     Escrow. As security for the Purchaser’s faithful performance of this Exercise Agreement, the Purchaser agrees, immediately upon receipt of the stock certificate(s) evidencing the Shares, to deliver such certificate(s), together with the Stock Powers executed by the Purchaser and by the Purchaser’s spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Shares as are in accordance with the terms of this Exercise Agreement. The Purchaser and the Company agree that Escrow Holder will not be liable to any party to this Exercise Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Exercise Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Exercise Agreement. The Shares will be released from escrow upon termination of both the Right of Repurchase Option and Right of First Refusal.

12.     Restrictive Legends and Stop-Transfer Orders.

12.1     Legends. The Purchaser understands and agrees that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. Federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between the Purchaser and the Company or any agreement between the Purchaser and any third party:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON PUBLIC RESALE AND TRANSFER, INCLUDING THE REPURCHASE AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER AND/OR ITS ASSIGNEE(S), AS SET FORTH IN A STOCK OPTION EXERCISE AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH PUBLIC SALE AND TRANSFER RESTRICTIONS, INCLUDING THE RIGHT OF REPURCHASE AND RIGHT OF FIRST REFUSAL, ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.

12.2     Stop-Transfer Instructions. The Purchaser agrees that, to ensure compliance with the restrictions imposed by this Exercise Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

12.3     Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Agreement or (ii) to treat as owner of such Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares have been so transferred.

13.     Tax Consequences. THE PURCHASER UNDERSTANDS THAT THE PURCHASER MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE PURCHASER’S PURCHASE OR DISPOSITION OF THE SHARES. THE PURCHASER REPRESENTS: (i) THAT THE PURCHASER HAS CONSULTED WITH ANY TAX ADVISER THAT THE PURCHASER DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT THE PURCHASER IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE. IN PARTICULAR, IF UNVESTED SHARES ARE SUBJECT TO REPURCHASE BY THE COMPANY, PURCHASER REPRESENTS THAT PURCHASER HAS CONSULTED WITH PURCHASER'S OWN TAX ADVISER CONCERNING THE ADVISABILITY OF FILING AN 83(b) ELECTION WITH THE INTERNAL REVENUE SERVICE WHICH MUST BE FILED WITHIN THIRTY (30) DAYS OF THE PURCHASE OF THE SHARES TO BE EFFECTIVE. Set forth below is a brief summary as of the date the Plan was adopted by the Board of some of the U.S. Federal and applicable state tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE PURCHASER SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

13.1     Exercise of Incentive Stock Option. If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or applicable state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject the Purchaser to the alternative minimum tax in the year of exercise.

13.2     Exercise of Nonqualified Stock Option. If the Option does not qualify as an ISO, there may be a regular U.S. Federal income tax liability and an applicable state income tax liability upon the exercise of the Option. The Purchaser will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If the Purchaser is or was an employee of the Company, the Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

13.3     Disposition of Shares. The following tax consequences may apply upon disposition of the Shares.

(a)     Incentive Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant as set forth in the Grant Notice, any gain realized on disposition of the Shares will be treated as long term capital gain for U.S. federal and applicable state income tax purposes. If Vested Shares purchased under an ISO are disposed of within either of the applicable one (1) or two (2) year holding periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

(b)     Nonqualified Stock Options. If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long-term capital gain.

(c)     Withholding. The Company may be required to withhold from the Purchaser’s compensation or collect from the Purchaser and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

13.4     Section 83(b) Election for Unvested Shares. With respect to Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Purchaser with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Purchaser, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

14.     Compliance with Laws and Regulations. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and the Purchaser with all applicable state and U.S. Federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

15.     Successors and Assigns. The Company may assign any of its rights under this Exercise Agreement, including its right to purchase Shares under the Repurchase Option and its Right of First Refusal. This Exercise Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Agreement will be binding upon the Purchaser and the Purchaser’s heirs, executors, administrators, legal representatives, successors and assigns.

16.     Governing Law; Severability. This Exercise Agreement shall be governed by and construed in accordance with the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Exercise Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

17.     Notices. Any notice required to be given or delivered to the Company shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to the Purchaser shall be in writing and addressed to the Purchaser at the address indicated in the Exercise Notice or to such other address as the Purchaser may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); or (iii) one (1) business day after deposit with any return receipt express courier (prepaid).

18.     Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of the Exercise Notice and/or this Exercise Agreement.

19.     Headings. The captions and headings of this Exercise Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Exercise Agreement. All references herein to Sections will refer to Sections of this Exercise Agreement.

20.     Entire Agreement. The Plan, the Grant Notice, the Stock Option Agreement, the Exercise Notice and this Exercise Agreement, together with all Exhibits thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of the Exercise Notice and this Exercise Agreement, and supersede all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof.